UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in this Charter)


             Massachusetts                              20-3293050
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


       The Eaton Vance Building
           255 State Street
        Boston, Massachusetts                             02109
----------------------------------------               -----------
(Address of Principal Executive Office)                 (Zip Code)


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
333-123961

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                    Name of Each Exchange On Which
         To Be So Registered                    Each Class Is To Be Registered
         -------------------                    ------------------------------
Common Shares of Beneficial Interest,               New York Stock Exchange
      $0.01 Par Value Per Share


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                              --------------------
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1:   Description of Registrant's Securities to be Registered.

          The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Structure" in the Registrant's Registration Statement on Form N-2 (Nos. 333-123961 and 811-21745) as filed electronically with the Securities and Exchange Commission on April 8, 2005 (Accession No. 0000898432-05-000316) ("Registration
          Statement on Form N-2"), as the same may be amended.

Item 2:   Exhibits.

     (a)  The following exhibits are being filed with the Commission:

          1. Registrant's Registration Statement on Form N-2 is incorporated herein by reference.

          2.  Declaration   of   Trust   of   Registrant,   which   was   filed
              electronically as exhibit (a) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference.

          3.  By-Laws of Registrant, which were filed electronically as exhibit
              (b) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on behalf of the undersigned, thereto duly authorized, this 12th day of August, 2005.


                                  EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE
                                  OPPORTUNITIES FUND


                                  By:  /s/ Duncan W. Richardson
                                       ----------------------------------
                                       Name:  Duncan W. Richardson
                                       Title: President